UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 4, 2007

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51150	20-2699372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Northfield Plaza, Suite 480 Northfield, Illinois		60093
(Address of principal executive offices)		(Zip Code)

(847) 441-0929
(Registrant’s telephone number, including area code)

Stone Arcade Acquisition Corporation
(Former name of registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2007, KapStone Paper and Packaging corporation announced that the Board of Directors has increased the size of the board from 7 to 8 and elected Earl Shapiro as a Class B director (with a term expiring in 2008).

Item 9.01            Financial Statements and Exhibits

(d)           Exhibits. A copy of the press release announcing the appointment of Mr. Shapiro as a director is attached hereto as Exhibit 99.1 to this report.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2007

KAPSTONE PAPER AND PACKAGING CORPORATION

	By:	/s/ Roger W. Stone
	Name:	Roger W. Stone
	Title:	Chief Executive Officer